Exhibit 99.2

October 2007

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or Jeff.Richardson@53.com

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	VP/Investor Relations
(513) 534-0983	(513) 534-8424

Quarterly Data

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Ratios (percent)
Return on average assets	1.46	1.49	1.47	0.25	1.41	1.45	1.41	1.27
Return on average equity	16.0	15.7	14.6	2.6	15.1	16.0	15.3	13.9
Average equity as a percent of average assets	9.13	9.53	10.05	9.70	9.33	9.09	9.17	9.12
Net interest margin (a)	3.34	3.37	3.44	3.16	2.99	3.01	3.08	3.11
Efficiency (a)	55.0	55.3	57.0	82.9	55.5	55.3	54.7	55.6
Net losses charged off as a percent of average loans and leases	0.60	0.55	0.39	0.52	0.43	0.37	0.42	0.67
Allowance for loan and lease losses as a percent of loans and leases	1.08	1.06	1.05	1.04	1.04	1.04	1.05	1.06
Allowance for credit losses as a percent of loans and leases	1.19	1.16	1.15	1.14	1.14	1.14	1.14	1.16
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.92	0.70	0.66	0.61	0.56	0.49	0.51	0.52
Allowance for loan and lease losses as a percent of nonperforming assets	117.10	152.21	158.80	169.62	185.04	210.37	205.78	206.03
Allowance for credit losses as a percent of nonperforming assets	128.24	166.77	174.82	186.33	203.39	230.94	224.76	225.33
Common Share Data
Earnings per share	$0.71	$0.69	$0.65	$0.12	$0.68	$0.69	$0.66	$0.60
Earnings per diluted share	0.71	0.69	0.65	0.12	0.68	0.69	0.65	0.60
Cash dividends per common share	0.42	0.42	0.42	0.40	0.40	0.40	0.38	0.38
Book value per share	17.54	17.16	17.82	18.02	17.96	17.13	17.01	17.00
Common shares outstanding, excluding treasury	532,626,990	535,696,910	550,077,279	556,252,674	558,066,338	557,894,188	556,500,991	555,623,430
Market price per share:
High	$41.17	$43.32	$41.41	$41.57	$40.18	$41.02	$41.43	$42.50
Low	33.60	37.88	37.93	37.75	35.95	35.86	36.30	35.04
End of period	33.88	39.77	38.69	40.93	38.08	36.95	39.36	37.72
Price/earnings ratio (b)	15.61	18.58	18.08	19.13	14.53	13.94	14.52	13.57
Supplemental Data
Common dividends declared ($ in millions)	$224	$225	$231	$222	$223	$223	$211	$211
Full-time equivalent employees	20,775	21,033	21,442	21,362	21,301	21,230	21,497	21,681
Banking centers	1,181	1,167	1,161	1,150	1,145	1,138	1,132	1,119
ATMs	2,153	2,132	2,104	2,096	2,114	2,034	2,025	2,024

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Income Statement ($ in millions)
Interest income (FTE)	$1,535	$1,495	$1,466	$1,551	$1,540	$1,483	$1,405	$1,359
Interest expense	775	750	724	807	821	767	687	624

Net interest income (FTE)	760	745	742	744	719	716	718	735
Provision for loan and lease losses	139	121	84	107	87	71	78	134
Noninterest income:
Electronic payment processing revenue	253	243	225	232	218	211	196	204
Service charges on deposits	151	142	126	122	134	135	126	133
Investment advisory revenue	95	97	96	90	89	96	91	87
Corporate banking revenue	91	88	83	82	79	82	76	92
Mortgage banking net revenue	26	41	40	30	36	41	47	42
Other noninterest income	93	96	78	58	87	76	80	77
Securities gains (losses), net	13	—	—	(398)	19	14	1	1
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	—	—	3	—	—	—	—

Total noninterest income	722	707	648	219	662	655	617	636
Noninterest expense:
Salaries, wages and incentives	310	309	292	300	288	303	284	287
Employee benefits	67	68	87	61	74	69	87	65
Payment processing expense	105	97	92	89	84	80	71	77
Net occupancy expense	66	68	65	65	63	59	58	59
Technology and communications	41	41	40	39	36	34	33	38
Equipment expense	30	31	29	30	32	28	26	29
Other noninterest expense	197	189	188	214	190	186	172	208

Total noninterest expense	816	803	793	798	767	759	731	763

Income before income taxes and cumulative effect (FTE)	527	528	513	58	527	541	526	474
Taxable equivalent adjustment	6	6	6	6	6	6	7	7

Income before income taxes and cumulative effect	521	522	507	52	521	535	519	467
Applicable income taxes	145	146	148	(14)	144	153	160	135

Income before cumulative effect	376	376	359	66	377	382	359	332
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	4	—

Net income	$376	$376	$359	$66	$377	$382	$363	$332

Net income available to common shareholders (a)	$376	$375	$359	$66	$377	$382	$363	$332

Regulatory Capital Data ($ in millions) (b)
Tier I capital	$9,243	$8,616	$9,053	$8,625	$8,810	$8,660	$8,434	$8,209
Tier II capital	2,623	2,547	2,581	2,760	2,007	1,957	1,966	2,031

Total risk-based capital	$11,866	$11,163	$11,634	$11,385	$10,817	$10,617	$10,400	$10,240

Risk-weighted assets	$108,745	$105,950	$103,937	$102,823	$101,940	$101,126	$98,511	$98,293

Tier I capital ratio	8.50%	8.13%	8.71%	8.39%	8.64%	8.56%	8.56%	8.35%
Total risk-based capital ratio	10.91%	10.54%	11.19%	11.07%	10.61%	10.50%	10.56%	10.42%
Tier I leverage ratio	9.27%	8.76%	9.36%	8.44%	8.52%	8.38%	8.24%	8.08%

(a)	Dividends on preferred stock are $.185 million for all quarters presented.

(b)	September 30, 2007 regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,540	$2,327	$2,244	$2,737	$2,399	$2,670	$2,494	$3,078
Available-for-sale and other securities	10,777	11,015	10,592	11,053	19,514	20,345	21,276	21,924
Held-to-maturity securities	346	346	347	356	359	358	365	389
Trading securities	155	148	160	187	164	173	156	117
Other short-term investments	720	404	223	809	125	207	159	158

Total cash and securities	14,538	14,240	13,566	15,142	22,561	23,753	24,450	25,666
Loans held for sale	2,761	1,708	1,382	1,150	872	931	744	1,304
Portfolio loans and leases	76,254	75,709	74,821	74,353	73,480	72,577	71,422	69,925

Total loans and leases	79,015	77,417	76,203	75,503	74,352	73,508	72,166	71,229
Allowance for loan and lease losses	(827)	(803)	(784)	(771)	(761)	(753)	(749)	(744)
Bank premises and equipment	2,127	2,063	2,001	1,940	1,902	1,853	1,798	1,726
Operating lease equipment	283	209	212	202	142	150	137	143
Goodwill	2,192	2,192	2,192	2,193	2,193	2,194	2,194	2,169
Intangible assets	138	147	158	166	175	185	189	208
Servicing rights	626	607	572	524	504	489	468	441
Other real estate owned	127	113	99	88	80	69	68	54
Other assets	6,046	5,205	5,605	5,682	4,680	4,663	4,323	4,333

Total assets	$104,265	$101,390	$99,824	$100,669	$105,828	$106,111	$105,044	$105,225

Liabilities
Deposits:
Demand	$13,174	$13,524	$13,510	$14,331	$13,883	$14,078	$14,134	$14,609
Interest checking	14,294	14,672	15,755	15,993	15,855	16,788	17,511	18,282
Savings	15,599	15,036	14,256	13,181	12,392	12,061	11,902	11,276
Money market	6,163	6,334	6,336	6,584	6,462	6,505	6,399	6,129
Foreign office	2,014	1,744	1,495	1,353	846	842	559	421
Other time	10,267	10,428	10,869	10,987	10,818	10,627	10,105	9,313
Certificates - $100,000 and over	5,973	6,204	6,776	6,628	6,871	5,691	5,085	4,343
Other foreign office	1,898	1,251	191	323	1,516	3,931	3,315	3,061

Total deposits	69,382	69,193	69,188	69,380	68,643	70,523	69,010	67,434
Federal funds purchased	5,130	3,824	1,622	1,421	5,434	2,493	3,715	5,323
Other short-term borrowings	3,796	3,331	2,383	2,796	3,833	5,275	4,472	4,246
Other liabilities	4,115	3,894	4,207	4,492	3,726	3,762	3,632	3,549
Long-term debt	12,498	11,957	12,620	12,558	14,170	14,502	14,746	15,227

Total liabilities	94,921	92,199	90,020	90,647	95,806	96,555	95,575	95,779

Shareholders’ Equity
Common and preferred equity	11,716	11,542	11,440	11,433	11,576	11,411	11,274	11,138
Accumulated other comprehensive income related to employee benefit plans	(55)	(56)	(58)	(59)	(5)	(5)	(5)	(5)
Net unrealized gains (losses):
Available-for-sale securities	(149)	(230)	(105)	(119)	(382)	(670)	(553)	(395)
Qualifying cash flow hedges	6	(7)	—	(1)	(5)	(8)	(10)	(13)
Treasury stock, at cost	(2,174)	(2,058)	(1,473)	(1,232)	(1,162)	(1,172)	(1,237)	(1,279)

Total shareholders’ equity	9,344	9,191	9,804	10,022	10,022	9,556	9,469	9,446

Total liabilities & shareholders’ equity	$104,265	$101,390	$99,824	$100,669	$105,828	$106,111	$105,044	$105,225

Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	532,626,990	535,696,910	550,077,279	556,252,674	558,066,338	557,894,188	556,500,991	555,623,430
Treasury shares held	50,800,114	47,730,194	33,349,825	27,174,430	25,360,766	25,532,916	26,926,113	27,803,674

Quarterly Data

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$78,244	$77,048	$75,861	$75,262	$73,938	$73,093	$71,634	$70,489
Taxable securities	11,180	11,030	10,951	16,685	20,836	21,642	22,116	22,376
Tax exempt securities	490	508	534	568	587	616	644	698
Other short-term investments	459	173	188	1,009	159	181	157	200

Total interest-earning assets	90,373	88,759	87,534	93,524	95,520	95,532	94,551	93,763
Cash and due from banks	2,228	2,265	2,287	2,398	2,355	2,564	2,668	2,847
Other assets	10,330	10,524	10,140	9,440	8,745	8,393	8,261	8,105
Allowance for loan and lease losses	(800)	(781)	(769)	(760)	(752)	(748)	(744)	(727)

Total assets	$102,131	$100,767	$99,192	$104,602	$105,868	$105,741	$104,736	$103,988

Liabilities
Interest-bearing liabilities:
Interest checking	$14,334	$15,061	$15,509	$15,744	$16,251	$17,025	$17,603	$17,828
Savings	15,390	14,620	13,689	12,812	12,279	12,064	11,588	11,036
Money market	6,247	6,244	6,377	6,572	6,371	6,429	6,086	5,974
Foreign office	1,808	1,637	1,343	1,047	770	680	424	362
Other time	10,290	10,780	11,037	10,991	10,794	10,449	9,749	9,143
Certificates - $100,000 and over	6,062	6,511	6,682	6,750	6,415	5,316	4,670	4,354
Other foreign office	1,981	732	364	1,711	2,898	3,702	3,626	3,341
Federal funds purchased	4,322	3,540	2,505	3,615	4,546	3,886	4,553	4,771
Other short-term borrowings	3,285	2,372	2,400	4,468	4,056	4,854	4,718	4,408
Long-term debt	12,351	12,238	12,242	13,059	14,355	14,465	15,132	15,956

Total interest-bearing liabilities	76,070	73,735	72,148	76,769	78,735	78,870	78,149	77,173
Demand deposits	13,143	13,370	13,185	13,882	13,642	13,764	13,674	14,099
Other liabilities	3,593	4,063	3,889	3,801	3,613	3,500	3,312	3,236

Total liabilities	92,806	91,168	89,222	94,452	95,990	96,134	95,135	94,508
Shareholders’ equity	9,325	9,599	9,970	10,150	9,878	9,607	9,601	9,480

Total liabilities & shareholders’ equity	$102,131	$100,767	$99,192	$104,602	$105,868	$105,741	$104,736	$103,988

Average loans and leases (excluding held for sale)	$76,295	$75,205	$74,416	$74,032	$72,903	$72,209	$70,603	$69,218
Average common shares outstanding:
Basic	530,123,356	540,263,755	551,501,038	554,978,470	555,565,365	554,977,557	554,397,914	553,590,943
Diluted	532,470,709	543,228,461	554,174,864	557,654,120	557,948,598	557,489,491	556,868,587	556,321,949

Quarterly Data

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Asset Quality ($ in millions)
Nonaccrual loans and leases	$569	$406	$390	$352	$320	$281	$291	$294
Other assets, including other real estate owned	137	122	104	103	91	77	73	67

Total nonperforming assets	$706	$528	$494	$455	$411	$358	$364	$361

Ninety days past due loans and leases	$360	$302	$243	$210	$196	$191	$160	$155

End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$23,317	$22,162	$21,479	$20,831	$21,260	$20,717	$19,967	$19,377
Commercial mortgage	11,178	11,112	10,909	10,405	9,879	9,792	9,861	9,188
Commercial construction	5,463	5,469	5,688	6,168	5,879	5,950	5,883	6,342
Commercial leases	3,710	3,698	3,694	3,841	3,752	3,740	3,726	3,698

Subtotal - commercial	43,668	42,441	41,770	41,245	40,770	40,199	39,437	38,605
Consumer:
Residential mortgage	9,945	10,038	9,730	9,905	9,629	9,528	9,122	8,991
Home equity	11,737	11,780	11,948	12,154	12,235	12,087	11,894	11,805
Automobile loans	11,043	10,714	10,400	10,028	9,599	9,512	9,453	9,396
Credit card	1,460	1,263	1,111	1,004	876	846	763	788
Other consumer loans and leases	1,162	1,181	1,244	1,167	1,243	1,336	1,497	1,644

Subtotal - consumer	35,347	34,976	34,433	34,258	33,582	33,309	32,729	32,624

Total loans and leases	$79,015	$77,417	$76,203	$75,503	$74,352	$73,508	$72,166	$71,229

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$22,345	$21,587	$20,908	$21,228	$20,879	$20,338	$19,549	$18,990
Commercial mortgage	11,117	11,030	10,566	9,929	9,833	9,980	9,441	9,159
Commercial construction	5,499	5,595	6,014	6,099	5,913	5,840	6,211	6,051
Commercial leases	3,700	3,678	3,661	3,762	3,740	3,729	3,686	3,611

Subtotal - commercial	42,661	41,890	41,149	41,018	40,365	39,887	38,887	37,811
Consumer:
Residential mortgage	10,396	10,201	10,166	10,038	9,699	9,491	9,057	9,117
Home equity	11,752	11,886	12,072	12,225	12,174	11,999	11,879	11,681
Automobile loans	10,865	10,552	10,230	9,834	9,522	9,480	9,440	9,406
Credit card	1,366	1,248	1,021	915	870	797	766	743
Other consumer loans and leases	1,204	1,271	1,223	1,232	1,308	1,439	1,605	1,731

Subtotal - consumer	35,583	35,158	34,712	34,244	33,573	33,206	32,747	32,678

Total average loans and leases	$78,244	$77,048	$75,861	$75,262	$73,938	$73,093	$71,634	$70,489

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial loans and leases	$180	$141	$143	$133	$167	$129	$126	$146
Commercial mortgage	146	113	107	84	49	62	74	51
Commercial construction loans	105	65	57	54	31	18	20	31
Consumer mortgage and construction	74	40	38	38	34	34	34	30
Other consumer loans and leases	64	47	45	43	39	38	37	36

Total nonperforming loans	$569	$406	$390	$352	$320	$281	$291	$294

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(127)	$(124)	$(99)	$(118)	$(96)	$(96)	$(96)	$(137)
Recoveries	12	22	28	21	17	29	23	20

Net losses charged off	$(115)	$(102)	$(71)	$(97)	$(79)	$(67)	$(73)	$(117)